SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2003

                                       CW

                                  (Depositor)

  (Issuer in respect of Mortgage Pass - Through Certificates, Alternative Loan

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                      Mortgage Pass - Through Certificates
                        Alternative Loan Trust 2003-10CB

On May 25, 2003, The Bank of New York, as Trustee for CW, Mortgage Pass - Through Certificates Alternative Loan Trust 2003-10CB, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2003, among CW as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, Mortgage Pass - Through Certificates Alternative Loan Trust 2003-10CB relating to the distribution date of May 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of April 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2003


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated May 25, 2003


                             Payment Date: 05/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
     Mortgage Pass - Through Certificates, Alternative Loan Trust 2003-10CB
                                 Series 2003-23
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       526,588,000.00    5.750000%     4,279,152.11  2,523,234.17    6,802,386.28       0.00       0.00
                        2A1       168,683,000.00    5.000000%       593,281.74    702,845.83    1,296,127.57       0.00       0.00
                        PO          5,061,808.22    0.000000%        77,854.55          0.00       77,854.55       0.00       0.00
Residual                AR                100.00    5.750000%           100.00          0.50          100.50       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          12,325,000.00    5.568960%        16,984.73     57,197.86       74,182.60       0.00       0.00
                        B1          5,075,000.00    5.568960%         6,993.71     23,552.06       30,545.77       0.00       0.00
                        B2          2,900,000.00    5.568960%         3,996.41     13,458.32       17,454.73       0.00       0.00
                        B3          1,450,000.00    5.568960%         1,998.20      6,729.16        8,727.36       0.00       0.00
                        B4          1,450,000.00    5.568960%         1,998.20      6,729.16        8,727.36       0.00       0.00
                        B5          1,450,609.80    5.568960%         1,999.04      6,731.99        8,731.03       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        724,983,518.02     -            4,984,358.70  3,340,479.06    8,324,837.76     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       522,308,847.89              0.00
                                2A1       168,089,718.26              0.00
                                PO          4,983,953.67              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M          12,308,015.27              0.00
                                B1          5,068,006.29              0.00
                                B2          2,896,003.59              0.00
                                B3          1,448,001.80              0.00
                                B4          1,448,001.80              0.00
                                B5          1,448,610.76              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        719,999,159.32     -
--------------------------------------------------------------------------------

                             Payment Date: 05/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
     Mortgage Pass - Through Certificates, Alternative Loan Trust 2003-10CB
                                 Series 2003-23
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   526,588,000.00     5.750000% 12669EDB9     8.126186      4.791667    991.873814
                           2A1   168,683,000.00     5.000000% 12669EDC7     3.517140      4.166667    996.482860
                           PO      5,061,808.22     0.000000% 12669EDD5    15.380778      0.000000    984.619222
Residual                   AR            100.00     5.750000% 12669EDE3   1,000.000000    4.953558      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      12,325,000.00     5.568960% 12669EDF0     1.378071      4.640800    998.621929
                           B1      5,075,000.00     5.568960% 12669EDG8     1.378071      4.640800    998.621929
                           B2      2,900,000.00     5.568960% 12669EDH6     1.378071      4.640800    998.621929
                           B3      1,450,000.00     5.568960% 12669EHB5     1.378071      4.640800    998.621929
                           B4      1,450,000.00     5.568960% 12669EHC3     1.378071      4.640800    998.621929
                           B5      1,450,609.80     5.568960% 12669EHD1     1.378071      4.640800    998.621929
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     724,983,518.02       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
     Mortgage Pass - Through Certificates, Alternative Loan Trust 2003-10CB
                                 Series 2003-23
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       545,622,751.74   174,376,407.58   719,999,159.32
Loan count                   3318             1236             4554
Avg loan rate           6.117531%        5.565170%             5.98
Prepay amount        3,882,440.43       107,205.71     3,989,646.14

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees       114,581.23        36,455.97       151,037.19
Sub servicer fees       72,291.25        46,127.39       118,418.64
Trustee fees             4,124.96         1,312.41         5,437.38


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy              75,863.08        24,136.91        99,999.99
Fraud                5,500,073.74     1,749,926.26     7,250,000.00
Special Hazard       7,249,835.18             0.00     7,249,835.18


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.604365%           100.000000%            700,332,908.22
   -----------------------------------------------------------------------------
   Junior            3.395635%             0.000000%             24,616,639.50
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           3                   481,867.33
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 3                   481,867.33
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            8,324,837.76          8,324,837.76
Principal remittance amount            4,984,358.70          4,984,358.70
Interest remittance amount             3,340,479.06          3,340,479.06